Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
Note 16 — Income Taxes
The income tax provision for the three months ended March 31, 2013 and 2012 was determined based on pre-tax book income (loss) (adjusted for book-tax differences) for those periods. However, because the Company includes U.S. entities not taxed at the corporate level, non-U.S. disregarded entities, differences in tax rates between the U.S. and foreign jurisdictions, full valuation allowances on its foreign and domestic net operating losses and other deferred tax assets, and foreign currency and rate change adjustments in calculating its income tax provision, the Company's estimated effective tax rate, for the periods presented, differs significantly from the federal statutory rate of 35.0%.

Income Taxes

The components of the benefit for income taxes are summarized as follows for the years ended December 31, 2012, 2011 and 2010 (in thousands):

	2012	2011	2010
Current:
Federal	$(1,090)	$(98)	$268
State	206	—	210
Foreign	(416)	(851)	(1,752)
Total current benefit for income taxes	(1,300)	(949)	(1,274)
Deferred:
Federal	7,546	(491)	5,016
State	(2,761)	1,155	674
Foreign	(5,049)	(4,506)	(9,644)
	(264)	(3,842)	(3,954)
(Decrease) increase in valuation allowance	(12,746)	(4,726)	3,954
Total deferred benefit for income taxes	(13,010)	(8,568)	—
Benefit for income taxes	$(14,310)	$(9,517)	$(1,274)

Income (loss) before income taxes is comprised of the following for the years ended December 31, 2012, 2011 and 2010 (in thousands):

	2012	2011	2010
Domestic	$9,993	$5,836	$(17,139)
Foreign	(10,660)	(5,050)	(3,294)
(Loss) income before income taxes	$(667)	$786	$(20,433)

The reconciliation between the statutory provision for income taxes and the actual benefit for income taxes is shown as follows for the years ended December 31, 2012, 2011 and 2010 (in thousands):

	2012	2011	2010
Income tax expense (benefit) at U.S. federal statutory rate of 35%	$(233)	$275	$(1,333)
State tax (benefit) expense, net of federal effect	(9)	1,554	574
Income of pass-through entities not taxed at corporate entity level	3,298	5,075	(138)
Tax impact of non-U.S. disregarded entities	(282)	(1,125)	(1,055)
Rate differences between U.S. and foreign tax jurisdictions	1,388	(1,221)	(887)
Foreign currency and rate change adjustment	186	(179)	(8,792)
Permanent return to provision and deferred adjustments	1,594	(4,201)	(23)
Meals and entertainment	556	207	159
Alternative minimum tax (refund)	(1,090)	(161)	1,251
Tax effect of gain on bargain purchase from business combinations	(6,972)	(5,015)	—
Change in deferred tax asset	—	—	5,016
(Decrease) increase in valuation allowance	(12,746)	(4,726)	3,954
Benefit for income taxes	$(14,310)	$(9,517)	$(1,274)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company's deferred tax assets and liabilities are as follows as of December 31 (in thousands):

	2012	2011
Allowance for losses	$49,761	$40,122
Unsold Vacation Interests adjustments	11,390	13,705
Net Operating Loss carryover	126,283	123,085
Accrued expenses and prepaid assets	20,254	13,503
Other	30,207	22,225
Total gross deferred tax assets	237,895	212,640
Valuation allowance	(91,519)	(104,264)
Total net deferred tax assets	146,376	108,376
Installment sales	125,054	98,754
Intangible assets	15,966	5,180
Other	5,356	4,442
Total deferred tax liability	146,376	108,376
Net deferred tax liability	$—	$—

Valuation Allowance
Balance as of January 1, 2010	$105,036
Additions — Increases	13,487
Deductions — Recoveries	(9,533)
Balance as of December 31, 2010	108,990
Additions — Increases	16,042
Deductions — Recoveries	(20,768)
Balance as of December 31, 2011	104,264
Additions — Increases	28,354
Deductions — Recoveries	(41,099)
Balance as of December 31, 2012	$91,519

ASC 740-10, “Income Taxes” requires that the tax benefit of net operating losses, temporary differences and credit carry forwards be recorded as an asset to the extent that management assesses that realization is “more likely than not.” Realization of the future tax benefits is dependent on the Company's ability to generate sufficient taxable income within the carry forward period. Because of the Company's history of operating losses, management believes that recognition of the deferred tax assets arising from the above-mentioned future tax benefits is currently not likely to be realized and, accordingly, has provided a valuation allowance. The majority of the valuation allowance change during 2012 is primarily due to bad debt allowance and treatment of installment sales.

As of December 31, 2012, the Company had available approximately $226.9 million of unused federal net operating loss carry forwards, $197.0 million of unused state net operating loss carry forwards, and $113.6 million of foreign net operating loss carry forwards (the “NOLs”), with expiration dates from 2017 through 2029 (except for certain foreign NOLs that do not expire) that may be applied against future taxable income subject to certain limitations.
As a result of the Company's acquisition of Sunterra in 2007, use of the Company's NOLs is limited under Internal Revenue Code Section 382 and comparable state laws. Even with the limitation, $93.0 million of federal NOLs is currently available for unlimited use and an additional $13.5 million becomes available each year. Similarly, use of the state NOLs is also available. Although the Company's future cash tax liabilities cannot be entirely eliminated through the application of these NOLs due to a 90% statutorily imposed limitation applicable to a portion of its alternative minimum tax NOLs, the Company believes the availability of these NOLs to offset future taxable income will result in minimal cash tax obligations in future periods.
As a result of uncertainties regarding the Company's ability to generate sufficient taxable income to utilize its net NOLs, the Company maintains a valuation allowance against the balance of its deferred tax assets as of December 31, 2012 and 2011.
No deferred tax liabilities have been provided for U.S. taxes on the undistributed earnings (if any) of foreign subsidiaries as of December 31, 2012, 2011 and 2010. Those earnings have been and expect to be reinvested in the foreign subsidiaries. The amount of those undistributed earnings has not been determined as it is impracticable at this time to determine the amount.
In 2007, the Company's wholly-owned subsidiary, Diamond Resorts (Europe) Ltd., filed a claim for refund with the United Kingdom income tax authority in the amount of $10.7 million (£7.4 million) with respect to its income tax return for the years ended December 31, 1999 to 2004. In accordance with ASC 450, the Company recorded an income tax receivable of $3.5 million (£2.4 million) in the consolidated balance sheet for the year ended December 31, 2008. During 2009, the Company received a partial refund from the United Kingdom income tax authority in the amount of $1.6 million (£1.0 million). In January 2010, the Company received an additional partial refund in the amount of $3.2 million (£2.0 million), plus interest of $0.6 million (£0.4 million). An additional benefit of $1.0 million (£0.6 million) was recorded in 2009 to reflect the amount of refund received in excess of the receivable balance at December 31, 2008. An additional partial refund of $3.2 million (£2 million) was received in October 2010, all of which was recorded as a benefit in 2010. Final tax refunds of $3.0 million (£1.9 million) plus interest of $1.4 million (£0.9 million) were received and recorded in 2011.
Effective January 1, 2009, the Company adopted guidance included in ASC 740. This guidance clarifies the accounting for uncertainty in income taxes recognized in the Company's financial statements. ASC 740 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The evaluation of a tax position in accordance with ASC 740 is a two-step process. The first step is recognition: the Company determines whether it is “more-likely-than-not” that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. In evaluating whether a tax position has met the “more-likely-than-not” recognition threshold, the Company presumes that the position will be examined by the appropriate taxing authority that would have full knowledge of all relevant information. The second step is measurement: a tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The tax position is measured at the largest amount of benefit that is greater than 50 percent likely to be realized upon ultimate settlement. The adoption of ASC 740 did not result in material impact on the Company's financial condition or results of operations.
The Company does not currently anticipate that any significant increase or decrease to unrecognized tax benefits will be recorded during the next twelve months.
The Company's continuing practice is to recognize potential interest and/or penalties related to income tax matters in income tax provision. As of December 31, 2012, the Company has no amount accrued for the payment of interest and penalties in the accompanying balance sheet.
The Company operates in multiple tax jurisdictions, both within the U.S. and outside of the U.S. The Company is no longer subject to income tax examinations by tax authorities in its major tax jurisdictions as follows:

Tax Jurisdiction	Tax Years No Longer Subject to Examination
United States	2008 and prior
United Kingdom	2010 and prior
Spain	Generally 2007 and prior*

* although several Spanish entities are subject to examination for 2003-2006.